Annual Report

Global Stock Fund
October 31, 1996

T. Rowe Price

Report Highlights

o Several foreign stock markets were strong during the past 12 months, although few were able to keep pace with the exuberant U.S. market.

o The fund performed well relative to its benchmarks, largely because of its exposure to the U.S. and underweighting in Japan. Returns were 4.22% and 13.50%, respectively, for the 6- and 10-month periods ended October 31, 1996.

o The fund maintained high weightings in Europe and the U.S. and was diversified throughout the Far East and Latin America.

o The effect of currency translation was mixed, with U.S. investors benefiting from the advancing British pound and losing ground because of the flagging Japanese yen.

o There are signs that favorable interest rates and corporate earnings progress, which have underpinned the U.S. market, may become positives in Europe and Japan.

Fellow Shareholders

As your fund completes its first 10 months of operation, we would once again like to welcome shareholders. Over the year, few overseas markets were able to keep pace with an exuberant Wall Street where stock prices benefited from a benign interest rate environment and strong corporate earnings. Overall, foreign stock returns were lackluster for the past six months but respectable for the year ended October 31.

Performance Comparison
                                              Since
                                          Inception
Periods Ended 10/31/96        6 Months   (12/29/95)
__________________________________________________________________________
Global Stock Fund               4.22%        13.50%
MSCI World Index                2.82          9.67*
Lipper Global Funds Average     1.62         11.35*

* From 12/31/95

From inception through October 31, the T. Rowe Price Global Stock Fund performed well against both its index and its peer group. Its return of 13.50% was significantly ahead of the Morgan Stanley Capital International World Index and its results were better than the Lipper Global Funds Average by a smaller margin. During the six months ended October 31, the fund's return was more moderate in absolute terms but was still ahead of both the index and peer group.

Performance Review

Over the 12-month period, fund performance against the index and the Lipper peer group was helped significantly by an underweighting in Japan and exposure to European and U.S. stock markets. Results were hampered somewhat by our underweighting in the U.S. but helped by stock selection there. Hong Kong contributed positively, but small positions in markets such as Singapore and Thailand were disappointing. In Europe, our stock selection added value. An overweighting in the Netherlands was particularly helpful. Latin America performed well over the 10 months with Brazil making a strong contribution during the second half.

Market Performance

Six Months          Local       Local Currency      U.S.
Ended 10/31/96     Currency    vs. U.S. Dollars    Dollars
__________________________________________________________________________

France               2.15%          1.35%            3.53%
Germany              6.65           1.35             8.09
Hong Kong           10.36           0.04            10.40
Italy             - 10.35           3.18           - 7.50
Japan             -  8.74         - 7.90           -15.95
Mexico               2.26         - 6.96           - 4.86
Netherlands          9.44           1.18            10.74
Norway               0.46           3.25             3.72
Switzerland          2.31         - 1.11             1.17
United Kingdom       5.20           8.52            14.16
United States        9.46         - 9.46

Source: FAME Information Services, Inc., using MSCI indices.

In Europe, the Continental economies have been weak, constrained by the tight fiscal policies of governments trying to meet the economic criteria required for Economic Monetary Union (EMU) membership in January 1999. Countering this tight fiscal policy, most central banks kept the monetary reins relatively loose, which in turn helped a number of markets produce double-digit returns. Currency markets were much more subdued.

The U.S. dollar improved steadily against the yen for most of the year but rose only a modest amount against leading European currencies such as the franc and deutschemark. Perhaps surprisingly, the British pound and the Italian lira were the strongest European currencies and each has strengthened against the dollar over the last 10 months. On balance, the overseas currency mix slightly hampered the fund.

Investment Review

United States
The U.S. stock market continued its strong advance, up 16.6% over the 10 months ended October 31, 1996, as measured by the Standard & Poor's 500 Stock Index. Stocks benefited from an economy sound enough to permit solid earnings growth, with tame inflation accompanied by relatively low interest rates.

Following stronger-than-expected growth in the first quarter, which pushed long-term interest rates above 7%, growth moderated and rates fell back around the 6.5% level. The market continued to favor companies that could generate solid earnings growth in an atmosphere of slow economic growth. We focused on companies with both strong cash flow characteristics and good earnings potential, such as GE, AlliedSignal, Danaher, Columbia/HCA Healthcare, and Freddie Mac, which were among our core U.S. holdings.

In addition to these core issues, fund performance was aided by technology stocks such as Intel, Microsoft, and Oracle. Also within this sector, we bought 3Com and Cisco Systems because of their dominant market positions and eliminated BayNetworks and Sybase. Financial stocks were likewise positive contributors to fund performance because of their solid earnings. In the spring, we added Sallie Mae and Travelers Group, which appreciated later when interest rates declined.

Chart 1 Geographic Diversification pie chart showing: Europe 35%, United States 32%, Japan 14%, Far East 8%, Latin America 4%, Other and Reserves 7%

The most disappointing sector for the portfolio was health care; both United Healthcare and Apria Healthcare were drags on performance. Nevertheless, we believe this sector offers significant growth potential and have maintained an overweighted position in it. We see moderate growth in the U.S. economy in 1997 and expect our core holdings to perform well. We will continue to supplement those holdings with other stocks exhibiting good growth potential.

Europe
In Europe, the economic picture is one of contrasts. On the Continent, the German locomotive is showing a moderate recovery but there are few signs that this has spread to its neighbors. On the other hand, the U.K. continued a steady growth phase and smaller economies such as Norway and Ireland are performing very strongly.

Germany remains at the forefront of the move to Economic Monetary Union and, along with the other founding members, its government must soon meet the Maastricht criteria for debt and budget deficits as a percentage of GDP. The budget for the old West Germany is in surplus but there is a significant deficit in the old East Germany and, therefore, overall fiscal policy remains tight for this point in the cycle. Recognizing this dilemma, the Bundesbank maintained a moderately loose monetary policy and the economy is unlikely to slip into recession. The picture from here should improve as unification tax surcharges phase out and stimulate better consumer sentiment. Also, the weaker deutschemark will help with the export sector. We continued to underweight this market but our bias toward growth companies in the chemical and drug sectors enabled us to add value.

The situation in the Netherlands is similar, but the domestic economy is of limited relevance to the Dutch market which is dominated by a small number of multinational companies. A number of our favorite multinationals are among our largest holdings, and Royal Dutch Petroleum, together with media/publishing stocks Wolters Kluwer and Elsevier, all performed strongly.

__________________________________________________________________________
IN THE U.K., THE ECONOMY IS CONTINUING A LONG PERIOD OF STEADY GROWTH. . .

In the U.K., the economy is continuing a long period of steady growth which has enabled corporate earnings to advance, but inflation and the current account are well under control. It is unlikely that the U.K. will be a founding member of EMU and, therefore, it is less constrained by the Maastricht criteria. Also, with general elections that must be held no later than May 1997, the ruling Conservative Party will be anxious for the "feel good" factor to reappear. Despite all the temptations, the Chancellor has behaved prudently by raising interest rates a notch, and his forthcoming budget will make few concessions on tax. The stock market made good progress for most of the year and was one of Europe's better performers. In recent weeks, it retreated from an all-time high, but, for the U.S. investor, this was more than compensated for by sterling's sharp advance. Our bias toward growth stocks in the service and pharmaceutical sector continued to be a successful strategy in this market.

In France, the picture remained bleak with the economy hardly moving and unemployment uncomfortably high. Already this has caused some social unrest, but the government is unable to offer fiscal stimulus given the deficit targets required by EMU. At least the current account was in surplus and the link between the French franc and deutschemark seemed to be holding steady. Despite the poor economic background, we can find many investments that meet our preference for growth at a reasonable price. These have tended to be in the service sector where retailers such as Carrefour and Pinault Printemps performed well.

The stock market in Switzerland is another where the multinationals tend to dominate the scene. Surprisingly, the Swiss franc has been a weak currency over the year, but this has focused attention on the exporters where our selections have been rewarding, even in U.S. dollars.

Turning to the smaller economies, the Nordic markets were strong, with Sweden benefiting from a steady fall in interest rates as the government tried to hold the strong kroner in line with other European currencies. Norway also did well as the country's oil wealth provided healthy surpluses for both public expenditure and external trade. Spain and Italy have indicated their ambitions to be founding members of EMU but a cold look at the statistics suggests they will be hard pressed to meet the required economic targets in time. Nevertheless, the new Italian government under Mr. Prodi has shown remarkable vigor in tackling deep-seated problems such as public sector wage discipline and fiscal reform.

Far East
A year ago, the economy in Japan was in trouble as the combination of currency strength and a banking crisis threatened to throw it into a deflationary spiral. Helped by a stimulatory fiscal policy and a successful strategy of currency depreciation, the economy pulled through this difficult period but the recovery is patchy at best. Capital expenditure - traditionally the engine of Japanese growth - picked up strongly and this in turn fed through to better figures for production and shipments.

Industry Diversification

                      Percent of     Percent of
                      Net Assets     Net Assets
                        4/30/96       10/31/96
__________________________________________________________________________

Services                 21.0%          22.7%
Consumer Goods           20.1           20.6
Finance                  15.7           16.8
Capital Equipment        14.8           15.5
Energy                    8.9            8.0
Materials                 5.5            6.7
Multi-Industry            2.6            3.0
All Other                  -             0.1
Reserves                 11.4            6.6
__________________________________________________________________________
Total                   100.0%         100.0%

Significantly, there is evidence that an inventory overhang is now being worked off, which bodes well for the future. Dimming this brighter picture is consumer expenditure - by far the largest component of GDP - which remains very sluggish. Despite this mixed picture, our assumption is that the economy will continue its steady recovery. Monetary policy is supportive and the recent weakness of the yen will be a big help to Japan's export industry.

The stock market also struggled to make progress. It still looks expensive compared with other world markets but, against its own history, looks to be better valued. Our strategy in the market avoids the financial sector where bad loans continue to haunt the city banks and valuations remain unacceptably high. We added to sectors such as retailing, pharmaceuticals, and consumer nondurables where we can find growth at a reasonable valuation. Our holdings also focused on a number of Japan's multinational corporations, many of which are world leaders in their fields. These stocks performed well for us recently and we have cut back in a number of them where prices moved ahead of realistic expectations.

__________________________________________________________________________
 . . . THE CHINESE ECONOMY HAS PROVIDED SUPPORT FOR HONG KONG WHERE . . . THE STOCK MARKET WAS ONE OF THE BEST IN THE REGION.

The improved health of the Chinese economy has provided support for Hong Kong where, over the last six months, the stock market was one of the best in the region. With the Hong Kong dollar pegged to the U.S. dollar, a more benign interest rate environment in the U.S. quickly spilled over into Hong Kong, and the Bank of China reduced its interest rates twice in the last few months. Improved business results from the financial sector and a recovery in residential property prices all helped this stock market where we have a moderate overweighting.

In contrast, the Singapore market performed poorly over the last six months as a weak trend in exports put a brake on the broad economy. The government has announced measures to dampen speculation in the residential property market, and the recent trend in corporate earnings has been below expectations. Singapore has one of the best managed economies in the world but the stock market is unlikely to perform until the economy picks up again. In contrast, the Malaysian market held up well during the summer months and smaller companies continued to perform well. The worry here is that the economy has been growing too fast, but recent statistics evidence a deceleration, which will in turn moderate the high external deficit.

In Thailand, the stock market collapsed over the last six months. Corporate profits came in below expectations, the quality of bank balance sheets was called into question, and a downgrade in the rating of Thai obligations was a blow to foreign confidence. Our portfolio had less than 1% of assets in Thailand and the companies we have chosen should weather this uncomfortable period for the economy.

In Australia, the economy is slowing but not sliding into recession. The new Liberal Coalition government has a workable majority and its objectives of labor reform and further integration with Southeast Asia bode well. The stock market itself has been unexciting but, helped by a 7% appreciation of the currency against the U.S. dollar, returns for the U.S. investor were quite reasonable. In New Zealand, the economy is in better shape and the market has shown solid dollar returns helped by a strong contribution from the New Zealand dollar.

Latin America
The stock markets of Latin America made a strong contribution to the fund's return. Our largest position was in Brazil where the economy regained momentum after a difficult 1995. Industrial production and retail sales were both in positive territory but the government will respond quickly to any signs of a resurgence of inflation or deterioration in the trade position. Many analysts think the currency is overvalued although, provided the government pursues the right policies, international confidence can be maintained. The major stock market theme this year was the privatization and restructuring of the telecommunications and electricity sectors and our holding in blue chip Telecomunicacoes Brasileiras outperformed strongly.

Mexico has come a long way since the peso crisis of two years ago although the banking system remains fragile despite a restructuring program. After a savage recession, the economy is now growing again with the export sector benefiting from the weak peso. Reserves are still uncomfortably low and international confidence will depend on further improvement of the trade position.

INVESTMENT POLICY AND OUTLOOK

Our strategy for the fund going forward is to maintain a relatively heavy weighting in the stock markets of Europe. The United States remains the largest individual country position, with Japan second. We maintain important positions in the smaller markets of Southeast Asia and Latin America. The portfolio remains well diversified in terms of its country distribution and the number of stocks held. A common theme to our stock selection is to find growth at a reasonable valuation, although we have been comfortable holding more cyclical issues in markets such as Japan where we think economic recovery will continue.

Stock markets tend to be driven by the direction of interest rates and how corporate business results compare with expectations. For two years now, these two forces have been simultaneously positive for the U.S. market but have been less compelling overseas.

There are some signs that this may be about to change. Interest rates in the U.S. are unlikely to fall much further and a long period of strong corporate profit growth may be coming to an end. In contrast, interest rates can fall further in a number of European markets, and the economic recoveries in Europe and Japan may surprise on the upside. The smaller markets of Asia and Latin America have great potential and have their part to play in a diversified international portfolio.

The case for international diversification is as valid as ever, the fund remains fully invested, and we are optimistic about its future.

Respectfully submitted,




Martin G. Wade
President

November 22, 1996

About Your Investment Manager

Since many of you are new investors in the T. Rowe Price international stock funds, we want to tell you briefly about the management team behind them. The funds are managed by Rowe Price-Fleming International, Inc., a joint venture between T. Rowe Price and Robert Fleming Holdings Ltd. of London.

Rowe Price-Fleming brings a wealth of experience to international investing.
T. Rowe Price was founded in 1937, and Robert Fleming, a British merchant bank and investment firm, was founded in 1873. Since its birth in 1979, Rowe Price-Fleming has grown into the largest U.S. manager of international no-load funds,* with more than $27 billion under its stewardship, including 11 stock and bond mutual funds.

While Rowe Price-Fleming's investment team is based in London, portfolio managers are also located in Tokyo, Hong Kong, Singapore, Baltimore, and soon in South America. The company's equity managers are responsible for specific stock selection, but they are supported by more than 100 analysts in 14 financial centers worldwide.

Rowe Price-Fleming's investment philosophy is straightforward and consistent:
Each equity fund seeks broad diversification among companies that offer above-average growth prospects at reasonable valuations. While diversifying among many different companies and industries, each fund adheres strictly to its prospectus.

Portfolio managers combine a macroeconomic view of each market with extensive research on individual companies. Therefore, your portfolios can potentially benefit from positive economic trends as well as from the selection of individual stocks that may perform well regardless of economic conditions.

Rowe Price-Fleming believes that its emphasis on faster-growing foreign economies, broad diversification, and strong commitment to fundamental research helps it identify the best opportunities in international stocks.

*Strategic Insight Simfund

T. Rowe Price Global Stock Fund
__________________________________________________________________________
Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

                                             Percent of
                                             Net Assets
                                              10/31/96
__________________________________________________________________________

Elsevier, Netherlands                            1.2%
Royal Dutch Petroleum, Netherlands               1.2
Wolters Kluwer, Netherlands                      1.1
National Westminster Bank, United Kingdom        1.1
SmithKline Beecham, United Kingdom               1.0
__________________________________________________________________________
Reed International, United Kingdom               0.9
GE, United States                                0.8
Columbia/HCA Healthcare, United States           0.8
Telecomunicacoes Brasileiras, Brazil             0.8
Roche Holdings, Switzerland                      0.8
__________________________________________________________________________
Eaux Cie Generale, France                        0.7
Danaher, United States                           0.7
Astra (Class B), Sweden                          0.7
Sallie Mae, United States                        0.7
ACE Limited, United States                       0.7
__________________________________________________________________________
Shell Transport & Trading, United Kingdom        0.7
AlliedSignal, United States                      0.7
Gehe, Germany                                    0.6
Nestle, Switzerland                              0.6
Chase Manhattan, United States                   0.6
__________________________________________________________________________
Philip Morris, United States                     0.6
Abbey National, United Kingdom                   0.6
Denso, Japan                                     0.6
Wal-Mart, United States                          0.6
Hubbell (Class B), United States                 0.6
__________________________________________________________________________
Total                                           19.4%

T. Rowe Price Global Stock Fund
__________________________________________________________________________

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Chart 2 - SEC Graph: a line chart showing the cumulative growth of $10,000 invested in the Global Stock Fund over the past 10 years (or "from inception" for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Average Annual Compound Total Return

                               Since        Inception
Periods Ended 10/31/96      Inception*        Date
__________________________________________________________________________
Global Stock Fund              13.50%       12/29/95

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

*Unannualized return; period is less than one year.


T. Rowe Price Global Stock Fund
__________________________________________________________________________

Financial Highlights

For a share outstanding throughout the period

                                    12/29/95
                                          to
                                    10/31/96

NET ASSET VALUE
Beginning of period                 $  10.00

Investment activities

   Net investment income                0.05*
   Net realized and
   unrealized gain (loss)               1.30

   Total from
   investment activities                1.35

NET ASSET VALUE
End of period                       $  11.35

Ratios/Supplemental Data

Total return                           13.50%*

Ratio of expenses to
average net assets                      1.30%*!

Ratio of net investment
income to average
net assets                              0.88%*!

Portfolio turnover rate                 50.0%!

Average commission rate paid        $  0.0026

Net assets, end of period
(in thousands)                      $  14,916

* Excludes expenses in excess of a 1.30% voluntary expense limitation in effect through 10/31/97.
!     Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Stock Fund
__________________________________________________________________________

October 31, 1996

Statement of Net Assets

                               Shares/Par             Value
__________________________________________________________________________
                                               In thousands

ARGENTINA  0.4%
Common Stocks  0.4%

Banco de Galicia Buenos
  Aires (Class B) ADR (USD)            409     $          7
Banco Frances del Rio ADR (USD)        144                4
Naviera Perez (Class B)              1,810               11
Telefonica de Argentina
 (Class B) ADR (USD)                   760               18
YPF Sociedad Anonima (Class
  D) ADR (USD)                         620               14
Total Argentina (Cost $58)                               54

AUSTRALIA  1.1%
Common Stocks  1.1%

Amcor Limited                        1,000                6
Australia Gas & Light                3,052               17
Broken Hill Proprietary              1,900               25
Coca Cola Amatil                     1,400               19
Howard Smith                         2,000               16
Lend Lease                             600               10
National Australia Bank              1,037               11
News Corporation                     1,804               10
Publishing and Broadcasting          1,400                6
Tabcorp Holdings                     2,500               12
TNT *                                4,000                8
WMC                                  1,500               10
Westpac Banking                      1,200                7
Woodside Petroleum                   1,000                7
                                                        164

Preferred Stocks  0.0%

Sydney Harbour Casino Holdings *     3,000                4
                                                          4
Total Australia (Cost $149)                             168

AUSTRIA  0.0%
Common Stocks  0.0%

EVN Energie Versorgung Nieder           20                3
Flughafen Wien                          70                3
Total Austria (Cost $7)                                   6

BELGIUM  0.7%
Common Stocks  0.7%

Generale Banque                         77               27
Generale Banque, VVPR Strip              7                0
Kredietbank                            175               56
UCB                                      9               20
Total Belgium (Cost $88)                                103

BRAZIL  1.6%
Common Stocks  0.2%

Eletrobras                          46,910               15
Pao de Acucar GDR (USD)                190                4
Usiminas ADR (USD)                     290                3
                                                         22

Preferred Stocks  1.4%

Banco Bradesco                   2,950,029               25
Brasmotor                           23,775                8
Cia Energetica Minas
  Gerias ADR (144a) (USD) *            150                5
Cia Energetica Minas Gerais ADR,
  sponsored, non voting (USD) *        392               12
Telecomunicacoes
  Brasileiras ADR (USD)              1,555              116
Telecomunicacoes de Sao Paulo      108,545               20
Usiminas                        13,434,238               14
Usiminas ADS (USD)                   1,257               13
                                                        213
Total Brazil (Cost $203)                                235

CANADA  0.2%
Common Stocks  0.2%

Alcan Aluminum                         730               24
Royal Bank of Canada                   290               10
Total Canada (Cost $31)                                  34

CHILE  0.3%
Common Stocks  0.3%

Chile Fund (USD)                       230                5
Chilectra ADR (144a) (USD)             150                8
Compania Cervecerias Unidas ADS (USD)  200                4
Compania de Telecomunicaciones
  de Chile ADR (USD)                    85                8
Empresa Nacional de Electricidad
  ADS (USD)                            570               11
Enersis ADS (USD)                      350               10
Total Chile (Cost $48)                                   46

CHINA  0.3%
Common Stocks  0.3%

Huaneng Power International
  (Class N) ADR (USD) *              2,100               33
Yizheng Chemical Fibre
  (Class H) (HKD)                   40,000                9
Total China (Cost $45)                                   42

CZECH REPUBLIC  0.0%
Common Stocks  0.0%

SPT Telecom                             40                4
Total Czech Republic (Cost $5)                            4

DENMARK  0.2%
Common Stocks  0.2%

Den Danske Bank                        180               13
Tele Danmark (Class B)                  80                4
Unidanmark (Class A)                   170                8
Total Denmark (Cost $24)                                 25

FINLAND  0.1%
Common Stocks  0.1%

Nokia (Class A)                        340               16
Total Finland (Cost $13)                                 16

FRANCE  5.2%
Common Stocks  5.2%

Accor                                  136               17
Alcatel Alsthom                        100                8
Canal Plus                             120               30
Carrefour                              144               80
Castorama Dubois                        47                8
Chargeurs International                 77                3
Cie de St. Gobain                      322               43
Eaux Cie Generale                      917              110
Elf Aquitaine                          322               26
GTM Entrepose                          130                6
Guilbert                               110               17
L'Oreal                                 44               15
LVMH                                   271               62
Lapeyre                                114                6
Legrand                                 50                9
Pathe                                   77               21
Pinault Printemps                      212               80
Primagaz                               130               13
Promodes                                30                8
Rexel                                   60               18
Sanofi                                 140               13
Schneider                              400               20
Sodexho                                100               48
Television Francaise                   523               56
Total (Class B)                        653               51
Total France (Cost $689)                                768

GERMANY  2.7%
Common Stocks  2.6%

Allianz Holdings                        28               51
Altana                                   8                7
Bayer                                1,460               55
Bilfinger and Berger                   300               12
Deutsche Bank                          470               22
Gehe                                 1,400               94
Mannesmann                              55               21
Rhoen Klinikum                         217               27
Schering                               214               17
Siemens                                390               20
Veba                                   908               49
Volkswagen                              57               23
                                                        398
Preferred Stocks  0.1%

Fielmann                               120                5
SAP                                     60                8
                                                         13
Total Germany (Cost $386)                               411

HONG KONG  2.9%
Common Stocks  2.9%

Cathay Pacific Airways              12,000               19
Dao Heng Bank Group                  4,000               18
First Pacific                       28,231               39
Guangdong Investment                18,000               13
Guangzhou Investment                60,000               19
Guoco Group                          8,000               42
Hong Kong Land Holdings (USD)       28,575               64
Hopewell Holdings                   42,000               28
Hutchison Whampoa                    8,000               56
New World Development               10,042               58
Swire Pacific (Class A)              3,000               26
Wharf Holdings                      14,000               58
Total Hong Kong (Cost $413)                             440

ITALY  1.3%
Common Stocks and Warrants  1.3%

Assicurazioni Generali               2,200               42
Banca Fideuram                      10,000               21
ENI                                  2,000                9
IMI                                  2,000               16
Italgas                              2,600               10
Rinascente                           1,000                6
Rinascente, warrants, exp.
  11/30/99 *                            50                0
Stet                                 8,000               28
Stet, savings shares                 4,000               11
Telecom Italia                       8,000               18
Telecom Italia Mobile               14,000               29
Total Italy (Cost $180)                                 190

JAPAN  13.5%
Common Stocks  13.5%

Alps Electric                        2,000               25
Amada                                3,000               26
Canon                                4,000               77
Citizen Watch                        2,000               15
DDI                                      3               23
Daifuku                              1,000               12
Daiichi Pharmaceutical               3,000               43
DaiNippon Screen Manufacturing       3,000               24
Daiwa House                          4,000               55
Denso                                4,000               83
East Japan Railway                      10               46
Fanuc                                1,000               32
Hitachi                              5,000               44
Hitachi Zosen                        4,000               20
Ito-Yokado                           1,000               50
Kokuyo                               2,000               50
Komatsu                              3,000               25
Komori                               1,000               22
Kumagai Gumi                         3,000                9
Kuraray                              4,000               39
Kyocera                              1,000               66
Makita                               2,000               27
Marui                                3,000               56
Matsushita Electric
 Industrial                          4,000               64
Mitsubishi                           1,000               11
Mitsubishi Heavy Industries         10,000               77
Mitsubishi Paper Mills               2,000               10
Mitsui Fudosan                       5,000               62
Murata Manufacturing                 1,000               32
NEC                                  6,000               65
National House Industrial            1,000               14
Nippon Hodo                          1,000               14
Nippon Steel                        18,000               52
Nippon Telephone & Telecom               4               28
Nomura Securities                    3,000               50
Pioneer Electronic                   2,000               39
Sankyo                               3,000               74
Sega Enterprises                     1,000               40
Sekisui Chemical                     4,000               45
Sekisui House                        3,000               32
Sharp                                4,000               61
Shin-Etsu Chemical                   2,000               34
Sony                                   800               48
Sumitomo                             5,000               40
Sumitomo Electric                    6,000               79
Sumitomo Forestry                    2,000               28
TDK                                  1,000               59
Teijin                               6,000               28
Tokio Marine & Fire Insurance        1,000               11
Tokyo Electronics                    1,000               26
Toppan Printing                      2,000               24
Total Japan (Cost $2,194)                             2,016

MALAYSIA  1.8%
Common Stocks and Warrants  1.8%

Affin Holdings                      22,200               57
Berjaya Sports Toto                  5,000               19
Commerce Asset Holdings              3,000               20
MBF Capital                         14,000               19
Multi-Purpose Holdings              18,000               31
Renong                              12,000               19
Renong, warrants, exp. 11/21/00 *      375                0
Tanjong                              7,000               27
Technology Resources Industries *   12,000               29
United Engineers                     6,000               47
                                                        268

Preferred Stocks  0.0%

Renong, cv. loan stock,
  4.00%, 5/21/01                       600                0
                                                          0
Total Malaysia (Cost $264)                              268

MEXICO  1.2%
Common Stocks and Rights  1.2%

Cemex ADS (USD)                      4,000               28
Cifra ADR (USD)                     12,090               15
Fomentos Economico Mexicano
  (Class B)                          3,230               10
Gruma (Class B) *                    2,700               13
Gruma (Class B), rights *               71                0
Grupo Financiero Banamex
 (Class B)                           4,490               10
Grupo Industrial Maseca
 (Class B)                           8,000               10
Grupo Modelo (Class C)               2,000               10
Grupo Televisa GDR (USD)               323                8
Kimberly-Clark Mexico (Class A)        190                4
Panamerican Beverages (Class A)
  ADR (USD)                            335               15
Telefonos de Mexico (Class L)
  ADS (USD)                          1,680               51
Total Mexico (Cost $182)                                174

NETHERLANDS  6.4%
Common Stocks  6.4%

ABN Amro Holdings                      770               44
Ahold                                  608               35
Akzo Nobel                             430               54
CSM                                  1,088               57
Elsevier                            11,180              186
Fortis Amev                            610               18
Gucci Group (USD)                      400               28
ING Groep                            2,350               73
Koninklijke PTT Nederland              158                6
Nutricia                               100               14
Polygram                             1,145               54
Royal Dutch Petroleum                1,060              175
Unilever                               361               55
Wolters Kluwer                       1,260              162
Total Netherlands (Cost $875)                           961

NEW ZEALAND  0.4%
Common Stocks  0.4%

Carter Holt Harvey                   3,300                7
Fernz                                2,400                8
Fletcher Challenge Building            250                1
Fletcher Challenge Energy              250                1
Fletcher Challenge Forests Division  7,000               12
Fletcher Challenge Paper               500                1
Telecom Corporation of New Zealand   4,800               25
Total New Zealand (Cost $47)                             55

NORWAY  0.9%
Common Stocks  0.9%

Norsk Hydro                          1,540               71
Orkla (Class A)                        983               63
Saga Petroleum (Class B)               400                6
Total Norway (Cost $119)                                140

PHILIPPINES  0.1%
Common Stocks  0.1%

Philippine National Bank             1,000               12
Total Philippines (Cost $12)                             12

PORTUGAL  0.3%
Common Stocks  0.3%

Jeronimo Martins                       464               42
Total Portugal (Cost $30)                                42

SINGAPORE  1.1%
Common Stocks  1.1%

DBS Land                             4,500               14
Development Bank of Singapore        1,000               12
Far East Levingston Shipbuilding     2,000               10
Fraser & Neave                       1,000               10
Keppel                               1,000                7
Overseas Union Bank                  5,000               34
Singapore Land                       4,000               22
Singapore Press                        600               10
United Industrial                    8,000                7
United Overseas Bank                 4,000               39
Total Singapore (Cost $184)                             165

SOUTH KOREA  0.3%
Common Stocks  0.3%

Hanil Bank                           1,000                9
Hanil Securities                       400                4
Korea Electric Power                   700               21
Seoul Bank                             700                4
Total South Korea (Cost $47)                             38

SPAIN  1.6%
Common Stocks  1.6%

Argentaria Banca de Espana             320               12
Banco Popular Espanol                  167               32
Banco Santander                        560               29
Centros Comerciales Pryca              460               11
Empresa Nacional de Electricidad     1,030               63
Fomento de Construcciones y Contra      60                5
Gas Natural                            167               29
Iberdrola                            2,352               25
Repsol                               1,200               39
Total Spain (Cost $245)                                 245

SWEDEN  1.7%
Common Stocks  1.7%

ABB (Class A)                          180               20
Astra (Class B)                      2,280              104
Atlas Copco (Class B)                  800               16
Electrolux (Class B)                   700               39
Hennes & Mauritz (Class B)             290               38
Sandvik (Class B)                    1,415               33
Stora Kopparbergs (Class B)            760               10
Total Sweden (Cost $217)                                260

SWITZERLAND  3.1%
Common Stocks  3.1%

ABB                                     50               62
Adecco                                 156               44
CS Holding                             190               19
Ciba-Geigy                              39               48
Nestle                                  80               87
Roche Holdings                          15              113
Sandoz                                  50               58
Schweizerischer Bankverein             160               31
Total Switzerland (Cost $433)                           462

THAILAND  0.3%
Common Stocks and Warrants  0.3%

Advanced Information Service           300                4
Bangkok Bank                         2,300               25
Bank of Ayudhya                      1,500                4
Siam Cement                            100                3
Siam Commercial Bank                   800                7
Thai Farmers Bank                    1,000                8
Thai Farmers Bank, warrants,
  exp. 9/15/02 *                       125                0
Total Thailand (Cost $75)                                51

UNITED KINGDOM  11.2%
Common Stocks  11.2%

Abbey National                       8,000               83
Argos                                4,480               56
Asda Group                          19,000               37
BAA                                  1,000                8
British Gas                          4,000               12
British Petroleum                    3,000               32
Cable & Wireless                     7,000               56
Cadbury Schweppes                    5,000               42
Caradon                             10,000               39
Coats Viyella                        3,000                7
Compass Group                        3,000               30
David S. Smith                       5,000               25
East Midlands Electricity            2,000               18
Electrocomponents                    2,000               13
GKN                                  1,000               19
Glaxo Wellcome                       5,000               78
Grand Metropolitan                   8,000               60
Guinness                             7,100               51
Heywood Williams Group               1,000                4
Hillsdown Holdings                   3,000                9
John Laing (Class A)                 3,000               13
Kingfisher                           7,400               79
Ladbroke Group                       5,000               16
London Electricity                   2,650               26
National Grid Group                  4,000               12
National Westminster Bank           14,000              160
RTZ                                  3,000               48
Rank Group                           6,000               40
Reed International                   7,000              130

Rolls Royce                          3,000               12
Safeway                              6,000               36
Sears                                3,000                4
Shell Transport & Trading            6,000               98
SmithKline Beecham                  12,000              148
T & N                                6,000               12
Tesco                                5,000               27
Tomkins                             14,000               59
United Newspapers                    6,400               70
Total United Kingdom (Cost $1,525)                    1,669

UNITED STATES  32.5%
Common Stocks  32.5%

3Com  *                                900               61
ACE Limited                          1,800               99
ADT  *                               2,100               41
Adobe Systems                          600               21
Alco Standard                        1,100               51
AlliedSignal                         1,500               98
American Home Products                 400               25
Apria Healthcare *                   2,600               50
Atlantic Richfield                     400               53
AutoZone *                             900               23
BJ Services *                          800               36
BMC Software *                         500               41
Bank of Boston                         700               45
BellSouth                            1,900               77
Biogen *                               200               15
Boston Scientific *                    400               22
Brinker *                            4,100               70
Bristol-Myers Squibb                   400               42
CUC International *                  1,850               45
Cellular Communications
  International *                    1,500               47
Ceridian *                           1,500               74
Chase Manhattan                      1,000               86
Cisco Systems *                        800               49
Coltec Industries *                    700               12
Columbia/HCA Healthcare              3,300              118
Cooper Cameron *                       700               45
Corning                              2,000               77
Danaher                              2,600              106
Disney                               1,100               72
Electronic Data Systems                800               36
First Data                             700               56
Fleet Financial Group                  800               40
Freddie Mac                            800               81
Fruit of the Loom (Class A) *          600               22
GE                                   1,300              126
Gargoyles *                            600                8
Gaylord Entertainment                1,575               31
General Nutrition *                  1,300               24
Glenayre Technologies *                400               10
Great Lakes Chemical                   900               47
H&R Block                            1,400               35
Harleysville Group                   1,700               48
Harrah's Entertainment *               600               10

Hewlett-Packard                        900               40
Hubbell (Class B)                    2,000               82
Informix *                           2,000               44
Intel                                  600               66
Intuit *                             1,600               43
Johnson & Johnson                    1,100               54
Jones Apparel Group *                1,700               53
Kimberly-Clark                         600               56
La Quinta Inns                       2,100               42
Landstar Systems *                   1,500               35
MCI                                    900               23
Maxim Integrated Products *          1,000               35
Medic Computer Systems *             1,200               34
Medtronic                              700               45
Microsoft *                            300               41
Mid Ocean Limited                      700               33
Mobil                                  400               47
Nabisco                                800               30
Newell                               2,000               57
Nextel Communications *                500                8
Norwest                              1,800               79
Nucor                                  700               33
Oracle *                             1,200               51
PacifiCare Health Systems (Class B) *1,000               70
Partnerre *                          1,500               43
Patriot American Hospitality         1,500               53
PepsiCo                              1,600               47
Pfizer                                 600               50
Pharmacia & Upjohn                   1,100               40
Philip Morris                          900               83
Procter & Gamble                       500               49
Quiksilver *                           600               13
Quorum Health Group *                2,600               70
Revco *                              1,900               57
Sallie Mae                           1,200               99
Sara Lee                             2,100               75
Starwood Lodging, REIT                 500               23
Teleflex                               900               43
Telephone and Data Systems           1,100               38
The Gap                                700               20
Toys "R" Us *                        1,000               34
Travelers Group                        800               43
Travelers/Aetna Property
  Casualty (Class A)                 2,100               63
TriMas                                 700               16
Tupperware                           1,400               72
Tyco International                   1,300               65
UNUM                                 1,000               63
USX-Marathon                         3,300               72
V. F.                                  400               26
Vencor *                             2,100               62
Wal-Mart                             3,100               83
Warnaco Group                        2,300               57
Western Atlas *                        700               49
WestPoint Stevens                    2,100               56
Total United States (Cost $4,430)                     4,840


SHORT-TERM INVESTMENTS  5.8%

Commercial Paper  5.8%

New Center Asset Trust, 5.37%,
  11/05/96                      $  100,000              100

Investments in Commercial Paper
  through a joint account,
  5.56 - 5.63%, 11/01/96           760,225              760

Total Short-Term Investments
  (Cost $860)                                           860

Total Investments in Securities
99.2% of Net Assets (Cost $14,078)             $     14,800

Other Assets Less Liabilities                           116

NET ASSETS                                     $     14,916

Net Assets Consist of:
Accumulated net investment
  income - net of distributions                $         76

Accumulated net realized
  gain/loss - net of distributions                      246

Net unrealized gain (loss)                              722

Paid-in-capital applicable to
  1,313,840 shares of $0.01 par
  value capital stock outstanding;
  2,000,000,000 shares of the
  corporation authorized                             13,872

NET ASSETS                                     $     14,916

NET ASSET VALUE PER SHARE                      $      11.35

  *  Non-income producing
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 0.05% of net assets.
REIT Real Estate Investment Trust
HKD  Hong Kong dollar
USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Stock Fund
__________________________________________________________________________
Statement of Operations
__________________________________________________________________________
In thousands

                                    12/29/95
                                          to
                                    10/31/96

Investment Income

Income

   Dividend (net of foreign
     taxes of $ 17)                 $    139
   Interest                               35
   Total income                          174

Expenses
   Custody and accounting                104
   Shareholder servicing                  74
   Legal and audit                        12
   Registration                            8
   Directors                               5
   Prospectus and shareholder reports      4
   Miscellaneous                           8
   Reimbursed by Manager                (111)
   Total expenses                        104
Net investment income                     70

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on
   Securities                            269
   Written options                         5
   Foreign currency transactions         (28)
   Net realized gain (loss)              246

Change in net unrealized gain or
   loss on securities                    722
Net realized and unrealized
   gain (loss)                           968

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS              $  1,038

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Stock Fund
__________________________________________________________________________

Statement of Changes in Net Assets
In thousands

                                    12/29/95
                                          to
                                    10/31/96

Increase (Decrease) in Net Assets

Operations
   Net investment income            $     70
   Net realized gain (loss)              246
   Change in net unrealized
     gain or loss                        722
   Increase (decrease) in net
     assets from operations            1,038

Capital share transactions*
   Shares sold                        16,948
   Shares redeemed                    (3,070)
   Increase (decrease) in net
     assets from capital
     share transactions               13,878

Net Assets

Increase (decrease) during period     14,916
Beginning of period                        -

End of period                       $ 14,916

*Share information
   Shares sold                         1,596
   Shares redeemed                      (282)
   Increase (decrease) in shares
     outstanding                       1,314

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Stock Fund
__________________________________________________________________________
October 31, 1996

Notes to Financial Statements
__________________________________________________________________________

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Global Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1995.

Valuation Equity securities listed or regularly traded on a securities exchange (including Nasdaq) are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Other equity securities and those listed securities that are not traded on a particular day are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Short-term debt securities are valued at amortized cost which approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $16,601,000 and $3,650,000, respectively, for the period ended October 31, 1996.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the period ended October 31, 1996. The results of operations and net assets were not affected by the reclassifications.
__________________________________________________________________________

Undistributed net investment income $  6,000

Paid-in-capital                       (6,000)

At October 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $14,078,000, and net unrealized gain aggregated $722,000, of which $1,183,000 related to appreciated investments and $461,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

The investment management agreement between the fund and the manager provides for an annual investment management fee. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At October 31, 1996, and for the period then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through October 31, 1997 which would cause the fund's ratio of expenses to average net assets to exceed 1.30%. Thereafter, through October 31, 1999, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.30%. Pursuant to this agreement, $54,000 of management fees were not accrued by the fund for the period ended October 31, 1996, and $111,000 of other expenses were borne by the manager.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $141,000 for the period ended October 31, 1996, of which $19,000 was payable at period-end.

During the period ended October 31, 1996, the fund, in the ordinary course of business, paid commissions of $1,000 to, and placed security purchase and sale orders aggregating $512,000 with, certain affiliates of the manager in connection with the execution of various portfolio transactions.

Report of Independent Accountants
__________________________________________________________________________

To the Board of Directors and Shareholders of
T. Rowe Price Global Stock Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Global Stock Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period December 29, 1995 (commencement of operations) through October 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1996 by correspondence with custodians and brokers and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
November 19, 1996

For yield, price, last transaction,
current balance or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Global Stock Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor         RPRTGLS  10/31/96

APPENDIX

Chart 1 - Geographic Diversification pie chart showing: Europe 35%, United States 32%, Japan 14%, Far East 8%, Latin America 4%, Other and Reserves 7%

Chart 2 - a line chart showing the cumulative growth of $10,000 invested in the Global Stock Fund over the past 10 years (or from inception for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.